SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2000


                                NETCURRENTS, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-18410                95-4233050
     (State or Other               (Commission            (IRS Employer
     Jurisdiction of               File Number)          Identification No.)
     Incorporation)


                       9720 Wilshire Boulevard, Suite 700
                              Los Angeles, CA 90212
                    (Address of Principal Executive Offices)

                                 (310) 860-0200
                         (Registrant's Telephone Number)


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ITEM 8:  CHANGE IN FISCAL YEAR

On February 3, 2000, the Board of Directors of NetCurrents, Inc., a Delaware corporation (the "Company") approved the change of the Company's fiscal year to December 31. As a result of the change in the fiscal year the Company will file an annual report on Form 10-KSB for the transition period from June 30, 1999 to December 31, 1999 and will not file a Quarterly Report on Form 10-QSB for the quarter and six months ended December 31, 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 4, 2000                        NETCURRENTS, INC



                                        By:  /S/ IRWIN MEYER
                                             -----------------------------------
                                             Irwin Meyer
                                             Chief Executive Officer


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